UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 20, 2006

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

Notice is hereby given that the annual meeting (the “Meeting”) of the stockholders of International Rectifier Corporation (the “Company”) will be held at the HEXFET America facility of the Company located at 41915 Business Park Drive, Temecula, California on Monday, November 20, 2006, at 10:00 a.m. (California time) for the following purposes:

1.     Election of Directors.   To elect three Class Three directors to hold office until the annual meeting of stockholders to be held in 2009, or until their respective successors have been elected and qualified. The Board of Directors’ nominees are James D. Plummer,  Robert S. Attiyeh and Philip M. Neches.

2.     Ratification of Appointment of Independent Registered Public Accounting Firm.   To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2007.

3.     Other Business.   To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

Only persons who are stockholders of record at the close of business on September 22, 2006 (the “Stockholders”) are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open for examination by any stockholder during ordinary business hours at the Company’s executive offices at 233 Kansas Street, El Segundo, California 90245.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

As set forth in the accompanying Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials first will be mailed to Stockholders on or about October 17, 2006.

IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, OR TO VOTE BY PROXY, BY TELEPHONE OR BY THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer,
Secretary
October 17, 2006
El Segundo, California

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 20, 2006

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of International Rectifier Corporation (the “Company”) for use at the annual meeting (the “Meeting”) of the stockholders of the Company to be held on Monday, November 20, 2006, at the HEXFET America facility of the Company located at 41915 Business Park Drive, Temecula, California, at 10:00 a.m. (California time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Only stockholders of record (the “Stockholders”) at the close of business on September 22, 2006 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card (the “Proxy”) will be first mailed to Stockholders on or about October 17, 2006.

Matters to be Considered

The purpose of the Meeting is to consider and vote on the following proposals:

1.     Election of Directors.   To elect three Class Three directors to hold office until the annual meeting of stockholders to be held in 2009, or until their respective successors have been elected and qualified. The Board’s nominees are James D. Plummer, Robert S. Attiyeh and Philip M. Neches.

2.     Ratification of Appointment of Independent Registered Public Accounting Firm.   To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2007.

3.     Other Business.   To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

Method of Voting

Stockholders can vote by proxy by means of the mail, telephone or the Internet, or by attending the Meeting and voting in person. If you vote by telephone or the Internet, you do not need to return the Proxy. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. on November 19, 2006. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

Voting by Mail.   If you choose to vote by mail, simply mark the enclosed Proxy and date, sign and return it to ADP Investor Communication Services in the postage-paid envelope provided. If the envelope is missing, please mail the completed Proxy to International Rectifier Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, the Proxy must be signed and dated by you or your authorized representative or agent. Eric Lidow and Donald R. Dancer, the designated proxyholders (the “Proxyholders”), are members of the Company’s management.

Voting by Telephone.   You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you to vote your shares and confirm that your vote has been properly recorded. If you are located outside the U.S., Puerto Rico and Canada, see the Proxy for additional instructions.

Voting on the Internet.   You can vote on the Internet at www.proxyvote.com. As with telephone voting, you can confirm that your vote has been properly recorded.

Revocation of Proxy

You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed Proxy bearing a later date, to the Secretary of the Company at 233 Kansas Street, El Segundo, California 90245 prior to the commencement of the Meeting, or by voting in person at the Meeting. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

The authorized capital stock of the Company consists of (i) 330,000,000 shares of common stock, $1.00 par value per share (“Common Stock”), of which 72,104,146 shares were issued and outstanding at the close of business on the Record Date and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share, none of which were issued and outstanding on the Record Date.

A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present either in person or by proxy, constitutes a quorum for the conduct of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date on any matter submitted to the Stockholders at the Meeting. The Company’s Certificate of Incorporation or Bylaws does not authorize cumulative voting in the election of directors.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Company’s Certificate of Incorporation and Bylaws divides the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

Each proposal described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting. An abstention on any proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes present and entitled to vote on that proposal and, accordingly, will have the effect of a vote cast “AGAINST” the proposal. However, broker non-votes with respect to a proposal will not be included in the number of shares counted as being present for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal and may affect whether the total votes cast on a proposal constitutes a majority of the shares entitled to vote on the matter.

If a Proxy is properly signed, dated and returned and is not revoked, the shares of Common Stock represented by the Proxy will be voted in accordance with the instructions given in the Proxy. If no instructions are given in the Proxy, such shares of Common Stock will be voted “FOR” the election of the Board’s nominees, “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2007 and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his or her discretion in the election of directors or the appointment of independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee is unable to vote a client’s shares on a proposal, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, at his or her discretion, vote such shares “FOR” the election of the Board’s nominees and “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Other Business

As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

Procedures for Stockholder Nominations

Under the Company’s Bylaws, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company’s Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the meeting; provided that, if the Company has given less than 40 days’ notice of the date of the meeting, notice of a nomination will be timely if received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice shall be addressed to the Secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee’s principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. In addition, the stockholder making the nomination shall provide in the notice of nomination the stockholder’s name and address, and the class and number of shares of stock of the Company beneficially owned by the stockholder. The Company may require the nominating stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company. Stockholder nominations submitted in accordance with the requirement of the Bylaws will be forwarded to the Corporate Governance and Nominating Committee. See “Proposal 1. Election of Directors Nominating Procedures and Criteria.”

Cost of Solicitation of Proxies

This Proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the solicitation of Proxies. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile, e-mail or in person to request that Proxies be furnished, for which services no additional compensation will be paid. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $10,000.00.

Security Ownership of Principal Stockholders and Management

The following table sets forth as of the Record Date information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company’s directors, (iii) each of the Named Executive Officers (as defined below) and (iv) all of the Company’s executive officers and directors as a group.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)
Neuberger Berman LLC	8,052,191		11.26
Capital Guardian Trust Co.	7,883,800		11.02
Wellington Management Co. LLP	5,647,350		7.89
OppenheimerFunds, Inc.	3,837,420		5.36
Eric Lidow	2,235,252	(4)(5)(6)	3.1
Alexander Lidow	2,106,448	(4)(5)(6)(7)(8)	2.9
Robert Grant	597,529	(6)(8)(9)	*
Michael P. McGee	415,707	(6)(8)	*
Walter Lifsey	361,668	(6)	*
Michael Briere	58,694	(6)(8)
Robert S. Attiyeh	54,000	(6)	*
Minoru Matsuda	36,000	(6)(10)	*
James D. Plummer	48,000	(6)	*
Jack O. Vance	149,900	(6)	*
Rochus E. Vogt	101,000	(6)	*
Donald R. Dancer	121,084	(6)	*
All directors and executive officers as a group (12 persons)			8.7

*                    Less than 1%.

(1)          The address of each executive officer and director is in care of the Company, 233 Kansas Street, El Segundo, California 90245.

(2)          Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)          Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)          In addition, 311,303 shares are held by members of the Lidow family other than Messrs. Eric Lidow and Alexander Lidow and Alexander Lidow’s immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the 311,303 shares mentioned above, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 37,378 shares, and has options to purchase 100,000 shares under the Company’s stock option plans within 60 days of the Record Date. The 4,653,003 shares beneficially owned by members of the Lidow family constitute

6.5% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 80,066 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(5)          Includes 1,429,252 shares owned by the Lidow Family Trust of which Eric Lidow and Elizabeth Lidow are trustees.

(6)          Includes the following amounts of shares of Common Stock subject to options exercisable under the Company’s stock option plans within 60 days of the Record Date: Eric Lidow—806,000; Alexander Lidow—825,667; Michael Briere—57,000; Donald R. Dancer—116,334; Robert Grant—545,921; Walter Lifsey—361,334; Robert Attiyeh—51,000; Minoru Matsuda—31,000; Michael P. McGee—396,834; James D. Plummer—41,000; Jack O. Vance—41,000; and Rochus E. Vogt—41,000; for an aggregate of 3,314,090 shares of Common Stock subject to options exercisable under the Company’s stock plans by the executive officers and directors within 60 days of the Record Date.

(7)          Includes 109,330 shares held by members of Alexander Lidow’s immediate family in which he disclaims any beneficial ownership.

(8)          Includes the following approximate equivalent number of shares of Common Stock under the Company’s 401(k) Plan: Alexander Lidow—45; Michael Briere—69; Robert Grant and his spouse—2,888; and Michael P. McGee—6,077; for an aggregate of approximately 9,079 shares of Common Stock.

(9)          Includes 3,203 shares owned by Robert Grant’s spouse.

(10)   Minoru Matsuda resigned as a director on October 10, 2006. Mr. Matsuda’s holdings are included by reason of his service as a director through such date.

PROPOSAL 1
ELECTION OF DIRECTORS

Directors and Executive Officers

The Bylaws of the Company currently provide that the number of directors of the Company shall be seven until changed by an amendment of the Bylaws adopted by the Board. The Bylaws of the Company provide that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders in the year 2006 (Class Three), the year 2007 (Class One) and the year 2008 (Class Two).

Minoru Matsuda resigned as a director effective October 10, 2006, and will not stand for election as a Class Three director. Philip M. Neches was appointed to fill the vacancy among the Class Three directors, created by Mr. Matsuda’s resignation.

Only the members of Class Three, James D. Plummer, Robert S. Attiyeh and Philip M. Neches, each of whom is currently a member of the Board, are nominees for election to the Board at the Meeting, to serve until the annual meeting of stockholders to be held in 2009, or until their respective successors have been elected and qualified.

Each nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. Voting shall take place for the three Class Three directors, and the three nominees for election as Class Three directors at the Meeting who receive the highest number of affirmative votes will be elected.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See “General Information—Procedures for Stockholder Nominations” above. Stockholders did not propose any candidates for election at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

The following table sets forth certain information with respect to the nominees and the continuing directors of the Company as of the Record Date.

Name	Age	Principal Occupation [Update.]	Director Since
CLASS THREE TERM ENDING 2006
James D. Plummer*(3)	61	Dean of the School of Engineering, Professor of Electrical Engineering, Stanford University	1994
Robert S. Attiyeh*(4)	72	Principal, Beacon Hill Properties, LLC and Yarlung, LLC	2003
Philip M. Neches*(6)	54	Chairman, Foundation Ventures LLC and independent consultant	2006
CLASS ONE TERM ENDING 2007
Eric Lidow	93	Chairman of the Board of the Company	1947
Jack O. Vance*(5)	81	Managing Director, Management Research, a management consulting firm	1988
CLASS TWO TERM ENDING 2008
Rochus E. Vogt*(1)	76	R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, California Institute of Technology	1984
Alexander Lidow(2)	51	Chief Executive Officer of the Company	1994

*                    The Board has determined that Messrs. Attiyeh, Neches, Plummer, Vance and Vogt are independent under the applicable rules of The New York Stock Exchange and the SEC.

(1)          Dr. Vogt—Professor Emeritus, California Institute of Technology; Member, President’s Council for the National Laboratories, University of California.

(2)          Alexander Lidow—Chief Executive Officer of the Company, the son of Eric Lidow; a member of the Board of Trustees of the California Institute of Technology and a member of the Board of Trustees of the Sundance Institute.

(3)          Dr. Plummer—Member of the Board of Directors of Intel, Member of the Board of Directors of Leadis.

(4)          Mr. Attiyeh—Member of the Board of Directors of Myriad Genetics.

(5)          Dr. Vance—Director of University Restaurant Company, Member of Board of Advisors of The Olson Company.

(6)          Dr. Neches—Member of the Board of Trustees of the California Institute of Technology, Member of the Board of Directors of Evolving Systems, Inc.

The above named directors have held their respective principal employment positions during the past five years.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth above, there are no family relationships among directors or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

Committees of the Board

The Company’s Board of Directors has three standing committees: an Audit Committee, a Compensation and Stock Options Committee and a Nominating and Corporate Governance Committee, each of which consists of two or more directors who serve at the discretion of the Board. Each member of a committee is “independent” as defined under the applicable rules of The New York Stock Exchange and the SEC.

Audit Committee.   The Audit Committee currently consists of Dr. Vance, who serves as the chairman of the committee, and Messrs. Attiyeh, Neches and Plummer. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the external auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and external auditors. The Committee reviews its charter annually. The Board has determined that Dr. Vance and Mr. Attiyeh qualify as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee.   The Compensation and Stock Options Committee (the “Compensation Committee”) currently consists of Dr. Vogt, who serves as the chairman of the committee, Dr. Vance and Mr. Attiyeh. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company are compensated in a manner consistent with the compensation philosophy of the

Company as determined by the Board, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are met. The committee also administers the Company’s 1984 Stock Participation Plan, 1992 Stock Incentive Plan, 1997 Employee Stock Incentive Plan and 2000 Stock Incentive Plan. The Committee reviews its charter annually.

Nominating Committee.   The Corporate Governance and Nominating Committee (the “Nominating Committee”) currently consists of Dr. Plummer, who serves as the chairman of the committee, and Messrs. Attiyeh, Neches, Vance and Vogt. The Committee reviews its charter annually. The principal purposes of the Nominating Committee are to help ensure that (i) the Board is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and (ii) the Company has and follows appropriate governance standards. To carry out its purposes, the committee (i) identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) selects the director nominees for the next annual meeting of stockholders, (iii) develops and recommends to the Board corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board and management. For further information concerning the criteria and procedures for selecting director nominees, see “Nominating Procedures and Criteria” below.

Charters of the Committees.   Each committee of the Board has recommended, and the Board has adopted, and may amend from time to time, a written charter. As part of the annual review of these charters, the Compensation Committee and the Nominating Committee recommended, and the Board adopted, a revised written charter for each of these committees, copies of which are attached as Appendix A and Appendix B to this Proxy Statement. The Nominating Committee has also adopted a set of corporate governance guidelines. Each charter and the guidelines are available on the Company’s website at www.irf.com. A copy of each of such documents is also available free of charge by writing to International Rectifier Corporation, Attention: Corporate Secretary, 233 Kansas Street, El Segundo, California 90245.

Meetings of the Board and Committees

The Board held five (5) meetings, and took action by written consent once during the fiscal year ended July 2, 2006. The Audit Committee held ten (10) meetings, the Compensation Committee held six (6) meetings, and the Nominating Committee held four (4) meetings, during fiscal year 2006. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during fiscal year 2006.

It is the policy of the Company to require members of the Board to attend the annual meeting of stockholders, if practicable. Each director attended the 2005 annual meeting of stockholders.

In keeping with the rules of The New York Stock Exchange, a majority of the Board is composed of independent directors. From time to time, the independent directors meet separately or hold executive sessions to discuss and make decisions regarding various matters, including the supervision of management and those matters reserved for determination by independent directors under the rules of The New York Stock Exchange and the Securities and Exchange Commission. A meeting or executive session of the independent directors is presided over by the chair of the committee having principal authority over the subject matter of the meeting or session. The Board believes that this practice provides for leadership at all of the meetings or executive sessions of independent directors without the need to designate a lead director.

Nominating Procedures and Criteria

Among its functions, the Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under “General Information—Procedures for Stockholder Nominations”. Stockholder recommendations that comply with these procedures will receive the same consideration that the committee’s nominees receive. Stockholders did not propose any candidates for election at the Meeting.

Essential criteria for all candidates considered by the Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations. In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company’s industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

The Board’s nominees for the Meeting have been selected by the Nominating Committee and the full Board.

Communications with Directors

Stockholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Nominating Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at 233 Kansas Street, El Segundo, California 90245.

Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Compensation of Directors

Directors who are employees of the Company are compensated as officers of the Company and receive no separate compensation for serving as directors. During fiscal year 2006, each independent director received fees of $40,000 for participation on the Board. In addition, each Director receives $2,000 per meeting for each Board meeting and $1,000 per meeting for each committee meeting. The chair receives $4,000 for each such meeting. During the term of the Company’s Amended and Restated Stock Incentive Plan of 1992 (the “1992 Plan”), which expired on December 31, 2002, independent directors were automatically granted 10-year stock options to purchase 5,000 shares of Common Stock, at fair market value on the date of grant, on each January 1st. Each independent director was granted an option to purchase 5,500 shares of the Company’s Common Stock on March 29, 2006, under the 2000 Stock Incentive Plan (the “2000 Plan”). Each independent director was granted an option to purchase 40,000 shares of Common Stock in 2000 or at the time of his election to the Board if elected after 2000. Independent directors are also eligible to receive discretionary option grants under the 2000 Plan.

The options granted to independent directors under the 1992 Plan generally became vested and exercisable at the rate of 20% per year commencing no later than the first anniversary of the grant. The options granted to independent directors under the 2000 Plan generally became vested and exercisable (i) at the rate of 20% per year commencing no later than the first anniversary of the grant for grants prior to November 22, 2004, (ii) at the rate of 25% per year commencing no later than the first anniversary of the grant for grants following November 22, 2004 and (iii) at the rate of 33 1/3% per year commencing no later than the first anniversary of the grant for grants following November 22, 2005. Unless the Board provides otherwise, upon (i) voluntary resignation or retirement after five consecutive years of service on the Board, (ii) death or total disability, or (iii) a change in control event (as defined in the 1992 Plan or the 2000 Plan), vesting accelerates on options held for more than six months so that the option is fully exercisable. Vested options remain exercisable until the earlier of (a) three years from the date of termination of services or death, or (b) expiration of the term of the option.

Executive Compensation

The following table sets forth, as to the Chief Executive Officer and as to each of the other five most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the “Named Executive Officers”), information concerning all cash and non-cash compensation awarded, earned or paid for services to the Company in all capacities for each of fiscal year 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE [Merrill: Add Total Column]

		Annual Compensation					Long-Term Compensation
Name and Principal Position	*Year	*Salary ($)(1)	*Bonus ($)		*Restricted Stock Awards ($)		*Securities Underlying Options/ SARs (#)		*All Other Compensation ($)(4)	Total
Eric Lidow(2)	2006	670,451	0		—		0		34,807	705,258
Chairman of the Board	2005	696,237	0		—		0		55,260	751,497
	2004	660,138	0		—		100,000		53,603	813,741
Alexander Lidow	2006	700,000	455,199		—		50,000		9,132	1,214,331
Chief Executive Officer	2005	700,000	454,999		—		0		9,317	1,164,316
	2004	700,000	700,000		—		150,000		21,234	1,571,234
Robert Grant	2006	471,678	172,427		48,100	(5)	25,000		21,829	739,034
Executive Vice President,	2005	457,692	572,981		43,490	(6)	10,000		21,577	1,105,740
Global Sales and	2004	457,307	793,962	(7)	431,254	(7)	89,291	(7)	40,942	1,812,756
Marketing
Michael P. McGee(3)	2006	391,405	153,270		48,100	(5)	25,000		27,758	645,533
Executive Vice President,	2005	376,707	222,600		43,490	(6)	10,000		26,738	679,535
Chief Financial Officer	2004	369,307	424,323		—		56,000		21,462	871,092
Walter Lifsey	2006	420,406	201,526		48,100	(5)	25,000		41,622	736,654
Executive Vice President,	2005	407,845	264,615		43,490	(6)	10,000		35,632	761,582
Operations	2004	402,919	409,565		—		60,000		16,304	888,788
Michael Briere(8)	2006	325,385	129,467		48,100	(5)	45,000		63,435	611,387
Executive Vice President,	2005	270,155	129,070		43,490	(6)	10,000		7,467	460,182
R & D	2004	—	—		—		—		—
Donald R. Dancer(9)	2006	345,016	145,268		48,100	(5)	30,000		9,336	577,720
Executive Vice President,	2005	—	—		—		—		—	—
General Counsel	2004	—	—		—		—		—	—
and Secretary

          (1) Excludes perquisites or other personal benefits, the amount of which in the aggregate does not exceed the lesser of $50,000 or 10% of the reported annual salary and bonus of the executive officer for any year.

          (2) The Company has an executive agreement with Eric Lidow (See “Executive Agreements” below).

          (3) Does not include annual compensation of approximately $228,000 paid to Mr. McGee pursuant to a Corporate Consulting Services Agreement entered into between Nihon Inter Electronics Corporation (“NIEC”) and the Company in connection with Mr. McGee’s position as Chairman of that company during 2005. Mr. McGee’s service as Chairman and a director of NIEC ended on June 28, 2005. Mr. McGee also received approximately $115,000 in retirement benefits and a one-time bonus payment of approximately $120,000 from NIEC during 2005.

          (4) Includes an automobile allowance granted to key employees, a cash payment of vacation hours that were accumulated beyond 240 hours at the end of the calendar year pursuant to Company vacation policy, and group term life premiums for 2006.

          (5) Restricted stock awards based on performance through Fiscal Year 2006, as follows: Robert Grant received 1000 shares, Michael P. McGee 1000 shares, Walter Lifsey 1000 shares, Michael Briere 1000 shares, and Donald R. Dancer 1000 shares of Common Stock vesting in three equal installments over three years. All of such awards became vested on April 18, 2005 when the Company accelerated the vesting of all then outstanding unvested equity awards. (See “Long Term Incentives” below.)

          (6) Restricted stock awards based on performance through Fiscal Year 2005, as follows: Robert Grant received 1000 shares, Michael P. McGee 1000 shares, Walter Lifsey 1000 shares, and Michael Briere 1000 shares of Common Stock vesting in three equal installments over three years. All of such awards become vested on April 18, 2005 when the Company accelerated the vesting of all then outstanding unvested equity awards.

          (7) Pursuant to the incentive compensation award plan for the Company’s eCommerce business unit, these amounts include awards to Mr. Grant of (i) a cash bonus of $287,500, (ii) a restricted stock award of 12,584 shares of Common Stock, and (iii) an award of options to purchase 33,291 shares of Common Stock. (See “Long Term Incentives” below.)

          (8) Michael Briere became Executive Vice President, R&D on January 28, 2005. Relocation payout of $55,514 is included in All Other Compensation.

          (9) Donald R. Dancer became Executive Vice President on November 21, 2005.

Stock Option Grants

The following table sets forth certain information regarding the grant of stock options made during fiscal year 2006 to the Named Executive Officers.

OPTION/SAR GRANTS IN FISCAL YEAR 2006

	Individual Grants
	Number of Securities Underlying Options/SARs	Percent of Total Options/SARs Granted To Employees In	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(3)
Name of Officer	Granted(1)	Fiscal Year	$/sh	Date(2)	5%	10%
Eric Lidow	0	0	0	0	0	0
Alexander Lidow	50,000	4.1	48.10	8/30/2010	664,457	1,468,277
Robert Grant	10,000	.8	48.10	8/30/2010	132,891	293,655
	15,000	1.2	41.74	3/28/2011	172,980	382,240
Michael P. McGee	10,000	.8	48.10	8/30/2010	132,891	293,655
	15,000	1.2	41.74	3/28/2011	172,980	382,240
Walter Lifsey	10,000	.8	48.10	8/30/2010	132,891	293,655
	15,000	1.2	41.74	3/28/2011	172,980	382,240
Michael Briere	30,000	2.5	48.10	8/30/2010	398,674	880,966
	15,000	1.2	41.74	3/28/2011	172,980	382,240
Donald R. Dancer	10,000	.8	48.10	8/30/2010	132,891	293,655
	5,000	.4	34.69	11/20/2010	47,921	105,893
	15,000	1.2	41.74	3/28/2011	172,980	382,240

(1)          Options granted in 2006 generally have a term of five years and vest at rate of 33 1/3% per year.

(2)          Subject to earlier termination in certain events related to termination of employment.

(3)          These values are solely the mathematical results of hypothetical assumed appreciation of the market value of the underlying shares at an annual rate of 5% and 10% over the full term of the options, less the exercise price. Actual gains, if any, will depend on future stock market performance of the Common Stock, market factors and conditions, and each optionee’s continued employment through the applicable vesting periods. The Company makes no prediction as to the future value of these options or of its Common Stock, and these values are provided solely as examples required by the SEC proxy reporting rules.

Option Exercises and Holdings

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal year 2006, the number of shares of Common Stock issuable upon the exercise of stock options held at fiscal year end and the value of options held at fiscal year end based upon the closing sale price of the Common Stock on The New York Stock Exchange on July 2, 2006 ($39.08).

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2006
AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on	Value		Number of Securities Underlying Unexercised Options at July 2, 2006(1)(5)		Value of Unexercised In-the-Money Options at July 2, 2006(2)(5)
Name of Officer	Exercise(#)	Realized($)		Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Lidow	160,000	3,980,190	(3)	854,000	0	7,147,070	0
Alexander Lidow	166,000	3,829,340	(3)	809,000	50,000	4,485,495	0
Robert Grant	80,236	1,968,048	(3)	542,587	25,000	1,294,213	0
Michael P. McGee	84,700	2,453,738		393,500	25,000	928,475	0
Walter Lifsey	0	0		358,000	25,000	1,727,680	0
Michael Briere	0	0		47,000	45,000	0	0
Donald R. Dancer	8,000	208,950		113,000	30,000	1,007,870	21,950

(1)          The exercisability of options may be accelerated upon a “change in control” as defined in the relevant plan or award agreement.

(2)          The value of unexercised “in-the-money” options is the difference between the closing sale price of the Common Stock on July 2, 2006 ($39.08 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(3)          Based on shares exercised and sold in connection with selling plans intended to comply with Rule 10b5-1(c).

For the fiscal year ended June 30, 2005, we recorded one-time $6.0 million charge associated with the accelerated vesting of stock options in order to avoid approximately $108 million of future compensation expense associated with our previously issued stock options and restricted stock units, as a result of the adoption of SFAS No. 123R.

Incentive Compensation Plans

2000 Incentive Plan.   The purpose of the 2000 Incentive Plan (the “2000 Plan”) is to enable the Company to attract, motivate and retain employees by providing incentives related to equity interests in and the financial performance of the Company and our subsidiaries. Grants under the 2000 Plan can be made to any employee, director, consultant or advisor of the Company or our subsidiaries. The Compensation Committee administers the 2000 Plan. The grants that can be made under the 2000 Plan include stock bonuses, restricted stock, stock options, stock purchase warrants and other performance awards. Until November 22, 2004, awards granted under the 2000 Plan generally expire ten years after the grant date. Following November 22, 2004, awards granted under the 2000 Plan generally expire five years after the grant date. As of July 2, 2006, 6,177,059 shares of Common Stock were subject to awards then outstanding under the 2000 Plan, and awards subject to 3,689,806 shares remained available for grant.

1997 Employee Stock Incentive Plan.   The purpose of the 1997 Employee Stock Incentive Plan (the “1997 Plan”) is to enable the Company to attract, motivate and retain employees by providing incentives related to equity interests in and the financial performance of the Company and our subsidiaries. Grants under the 1997 Plan can be made to any employee, consultant or advisor of the Company or our subsidiaries, other than a director or an executive officer. The Compensation Committee administers the 1997 Plan. The grants that can be made under the 1997 Plan include stock bonuses, restricted stock, stock options, stock purchase warrants and other performance awards. Awards expire ten years after the grant date. As of July 2, 2006, 3,186,503 shares of Common Stock were subject to awards then outstanding under the1997 Plan. No further awards may be granted under the plan.

1992 Stock Incentive Plan.   The purpose of the 1992 Stock Incentive Plan (the “1992 Plan”) was to enable the Company and our subsidiaries to attract, motivate and retain employees. Any employee, including any of our directors, officers or key employees were eligible under the 1992 Plan. The Compensation Committee administers the 1992 Plan. The grants that could be made under the 1992 Plan include the issuance of common shares, options, warrants, stock appreciation rights and other performance awards. The 1992 Plan also provided for the grant of options to non-employee directors. The non-employee director options expired ten years after the grant date.

The 1992 Plan expired on December 31, 2002, but options issued under the 1992 Plan remain exercisable. As of July 2, 2006, 2,734,770 shares of Common Stock were subject to awards then outstanding under the 1992 Plan. No further awards may be granted under the plan.

Equity Compensation Plan Information

The following table shows outstanding options, their weighted exercise price, and options remaining available for issuance under the Company’s existing compensation plans as of fiscal year end July 2, 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Plans Approved by Stockholders	2,734,770	(1)	$38.1276	0
	6,177,059	(2)	$42.2559	3,689,806
Plans Not Approved by Stockholders	3,186,503	(3)	$38.3388	0
Total	12,098,332		$40.2910	3,689,806

(1)          The 1992 Plan expired December 31, 2002, but options issued under the plan remain exercisable in accordance with plan terms.

(2)          The 2000 Plan currently expires October 24, 2014.

(3)          The 1997 Plan expired November 22, 2004, but options issued and outstanding under the plan remain exercisable in accordance with plan terms.

Employee Stock Participation Plan

Amended and Restated 1984 Stock Participation Plan.   The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Company, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Company or our subsidiaries and to provide them with an additional incentive to advance the best interests of the Company. The Compensation Committee administers the 1984 Plan. Non-employee director options currently expire on November 20, 2015.

As of the date of this Proxy Statement, 2,924,650 shares of Common Stock had been purchase under the 1984 Plan, and 774,084 additional shares remain available for purchase. A maximum of 3,698,734 shares of Common Stock may be purchased under the 1984 Plan.

Employment Agreements

The Company and Eric Lidow, the Company’s Chairman, are parties to an executive agreement dated May 15, 1991. The agreement set Mr. Lidow’s annual salary at $500,000, and granted the Board discretion to increase his salary and to pay him bonuses. Mr. Lidow’s salary under the agreement as last fixed by the Board is $700,000. Mr. Lidow has not been awarded a bonus in the last three fiscal years. The agreement may be terminated by either party upon 90 days written notice.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2006, Dr. Rochus E. Vogt, Dr. Jack O. Vance and Mr. Robert Attiyeh served on the Compensation Committee. None of these individuals is employed by the Company or has been a party to any transaction with the Company during fiscal year 2006.

Report of the Compensation Committee on Executive Compensation

The Report of the Compensation Committee of the Board of Directors shall not be deemed filed under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE

The Compensation Committee determines the compensation of the executive officers, including the Named Executive Officers listed in the summary compensation table. (See “Executive Compensation” above.) The Compensation Committee also may review (but does not set) the salaries of all other employees having annual compensation of $150,000 or more. Salaries for those positions are determined by the Chief Executive Officer (“CEO”).

Compensation Program

The Company’s executive compensation program consists of base salaries, annual bonus opportunity and long-term incentives in the form of stock options or restricted stock. The Compensation Committee’s policy generally is to set base salaries in the competitive range for similar positions in technology and semiconductor companies based on information regarding a broad range of such companies obtained from an annual independent survey of executive compensation. The Committee rewards outstanding performance with the opportunity to earn above average total compensation through annual bonuses and stock option grants. Each of the compensation elements is described in more detail below.

Base Salaries

Base salaries and bonuses for fiscal year 2006 of the Named Executive Officers are listed above under “Executive Compensation” and are targeted between the 50th and 75th percentile of competitive salary levels, with the level within that range based on time in the position, comparative performance versus the Company’s competitor group and total compensation comparisons.

Bonuses

The following Named Executive Officers earned bonuses during fiscal year 2006 in the amounts indicated: Alexander Lidow ($455,199); Robert Grant ($172,427); Michael McGee ($153,270); Walter Lifsey ($201,526); Michael Briere ($129,467); and Donald R. Dancer ($145,268). The bonuses to Messrs. Grant, McGee, Lifsey, Briere and Dancer were discretionary bonuses based on achievement of certain performance targets relating to Company revenues, gross margin, earnings per share and other individual targets established at the beginning of the fiscal year. The bonus to Dr. Lidow was not made on a formula basis, but rather based on subjective decisions of the Compensation Committee, taking into account factors related to Company performance, including profitability, revenues, new product introductions, market share, and industry position, as well as the Committee’s assessment of Dr. Lidow’s individual performance.

Long-Term Incentives

Long-term incentives are intended to reward for Company performance longer than one year. The Compensation Committee has determined that stock options are an effective incentive to reward for sustained long-term growth in total stockholder return as reflected in the Company’s stock price. Stock options are granted at exercise prices that are not less than fair market value on the date of grant. Outstanding options granted prior to 2002 generally become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant and expire ten years after the date of the grant. Options granted since January 1, 2002 generally become exercisable at a rate of 25% per year commencing on the first anniversary of the date of grant and expire seven years after the date of grant. Options granted since November 22, 2004 generally become exercisable at the rate of 33 1/3% per year commencing on the first anniversary of the date of grant and expire five years after the date of grant. To determine options grants for fiscal year 2006 performance, the Compensation Committee considered peer company options values based on the Black-Scholes valuation model, individual and Company performance, and recommendations from the Chief Executive Officer.

The following Named Executive Officers earned bonuses of restricted stock units (“RSUs”) during fiscal year 2006 in the amounts indicated: Robert Grant received 1000 shares, Michael P. McGee 1000 shares, Walter Lifsey 1000 shares, Michael Briere 1000 shares, and Donald R. Dancer 1000 shares. Restricted stock awards vest at 33 1/3% annually from date of grant based on continued company service. The awards were based on achievement of certain performance targets.

Except as set forth above, no awards of restricted stock units have been made to Named Executive Officers for fiscal year 2006.

CEO Compensation

No adjustment to Alexander Lidow’s base compensation was made in fiscal year 2006. Dr. Lidow’s base salary reflects approximately the 75th percentile of recent salaries of CEOs of peer semiconductor companies. He received a bonus of $455,199 for fiscal year 2006. In establishing Dr. Lidow’s compensation, the Committee additionally reviewed the relationship of his compensation to the performance of the Company as a whole.

Policy on Section 162(m) of the Internal Revenue Code

The Company has not adopted any formal policy with respect to Section 162(m) of the Internal Revenue Code of 1986. However, the Compensation Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions which would result in non-deductibility. The Board has on occasion made decisions resulting in non-deductible compensation. The Company will not be able to deduct any compensation in excess of $1,000,000 paid to Alexander Lidow in fiscal year 2006. The Compensation Committee believes that these payments were appropriate and in the best interests of the Company.

COMPENSATION AND STOCK OPTIONS COMMITTEE
Rochus E. Vogt (Chairman)
Robert S. Attiyeh
Jack O. Vance

Report of the Audit Committee of the Board of Directors

The Report of the Audit Committee of the Board of Directors shall not be deemed filed under the Securities Act or under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of four of the Company’s directors. Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the SEC. The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•       Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal year 2006; and

•       Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The independent auditors are responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

•       Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”); and

•       Reviewed with the independent auditors the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”); and

•       Reviewed with the independent auditors whether the rendering of the non-audit services provided by them to the Company during fiscal 2006 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board and is assessed annually for adequacy by the Audit Committee. The Audit Committee held 10 meetings during fiscal 2006, including with the independent auditors for each regularly scheduled Audit Committee meeting, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of the independent auditors, the Audit Committee has recommended  to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year, subject to ratification by the Stockholders at the Meeting.

AUDIT COMMITTEE
Jack O. Vance (Chairman)
Robert S. Attiyeh
Minoru Matsuda
James D. Plummer

Performance Graph

The following graph compares the cumulative total stockholder return of the Company’s Common Stock during the period from June 30, 2001 to July 2, 2006 with (i) the cumulative total return of the Standard and Poor’s 500 Stock Index and (ii) the cumulative total return of the Standard and Poor’s High Technology Composite Index. The comparison assumes $100 was invested on June 30, 2001 in the Common Stock and in each of the foregoing indices and the reinvestment of dividends through July 2, 2006. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Total Return To Shareholders
(Includes reinvestment of dividends)

The Company operates on a 52 or 53 week fiscal year under which fiscal year 2006 consisted of 52 weeks ending July 2, 2006 and fiscal year 2005 consisted of 52 weeks ending July 3, 2005.

Code of Conduct

The Company has adopted a Code of Conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Conduct is available free of charge by writing to International Rectifier Corporation, attention Corporate Secretary, 233 Kansas Street, El Segundo, California 90245. The Code of Conduct is also available at the Company’s website at www.irf.com.

Certain Relationships and Related Transactions

For the fiscal year ended July 2, 2006, the Company incurred expenses in the amount of $270,188 for consulting services on semi-conductor market activities to the Company by iSuppli Corporation, whose President and CEO is Derek Lidow, son of Eric Lidow, Chairman of the Board.

Compliance with Reporting Requirements of Section 16

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal year 2006, except for the following:

Late Filings

1/4/05	Alexander Lidow	Gifted 3,000 Shares	Filed Amended Form 5 on 9/22/06
11/21/05	Donald R. Dancer	5,000 shares at $34.69	Filed 5/9/06
3/29/06	Michael Briere	15,000 shares at $41.74	Filed 5/9/06
3/29/06	Donald R. Dancer	15,000 shares at $41.74	Filed 5/9/06
3/29/06	Robert Grant	15,000 shares at $41.74	Filed 5/9/06
3/29/06	Walter Lifsey	15,000 shares at $41.74	Filed 5/9/06
3/29/06	Michael P. McGee	15,000 shares at $41.74	Filed 5/9/06
3/29/06	Robert Attiyeh	5,500 shares at $41.74	Filed 7/10/06
3/29/06	Minoru Matsuda	5,500 shares at $41.74	Filed 7/10/06
3/29/06	Jack O. Vance	5,500 shares at $41.74	Filed 7/10/06
3/29/06	Rochus E. Vogt	5,500 shares at $41.74	Filed 7/10/06

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2007.

Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting, the Board will consider the selection of another independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PRICEWATERHOUSE COOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2007.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of PricewaterhouseCoopers LLP, the Company’s independent accountants for fiscal year 2006, will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

Audit Fees:   Fees for audit services totaled $2,221,410 in fiscal 2006 and $2,431,740 in fiscal 2005, including fees associated with the annual audit and the reviews of the Company’s quarterly reports in Form 10-Q. Of such amounts, fees for Sarbanes-Oxley Section 404 compliance matters for fiscal year 2006 and 2005 totaled $1,300,000 and $1,254,123 respectively.

Audit-Related Fees:   Fees for audit related services totaled $774,250 in fiscal 2006 and $512,130 in fiscal 2005. Audit-related services principally included assurance services over the Company’s planned divestiture, proposed but subsequently withdrawn convertible debt offering, royalty income and accounting consultations.

Tax Fees:   Fees for tax services, including tax compliance, tax advice and tax planning totaled  $205,200 in fiscal 2006 and $101,217 in fiscal 2005.

All Other Fees:   Other services not included above totaled $30,121 in fiscal 2006 and $135,679 in fiscal 2005. Such services principally consisted of consulting on technical accounting matters.

The Audit Committee administers the Company’s engagement of PricewaterhouseCoopers LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of PricewaterhouseCoopers LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2007 annual meeting of stockholders is presently expected to be held on or about November 19, 2007.

SEC rules provide that any stockholder proposal to be included in the proxy statement for the Company’s 2007 annual meeting must be received by the Secretary of the Company at the Company’s office at 233 Kansas Street, El Segundo, California 90245 on or before June 23, 2007, in a form that complies with applicable regulations. If the date of the 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2007 annual meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy statement for the 2007 annual meeting. Upon any determination that the date of the 2007 annual meeting will be advanced or delayed by more than 30 days from the date of the 2006 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company on or before September 1, 2007, the proxies solicited by the Board for the 2007 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2007 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, then the stockholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2007 annual meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2006 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Pricewaterhouse Coopers LLP, the Company’s independent registered public accounting firm.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended July 2, 2006 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Secretary of the Company, at 233 Kansas Street, El Segundo, California 90245. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer,
Secretary
October 17, 2006
El Segundo, California

APPENDIX A

CHARTER OF THE
CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE OF
INTERNATIONAL RECTIFIER CORPORATION

1.                 PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of International Rectifier Corporation (the “Company”) is to help to ensure that the Board of Directors (the “Board”) is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has appropriate governance standards and follows them. To carry out this purpose, the Committee shall:

(1)   Identify individuals qualified to become Board members, consistent with criteria approved by the Board.

(2)   Recommend the director nominees to be selected by the Board for the next annual meeting of stockholders.

(3)   Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

(4)   Oversee the evaluation of the Board and management.

2.                 COMMITTEE MEMBERSHIP AND ORGANIZATION

The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be “independent” as defined by the rules of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Corporate Governance and Nominating Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

This Committee shall communicate with and work closely with the Board.

3.                 COMMITTEE RESPONSIBILITIES AND AUTHORITY

To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

(1)   Evaluate the current composition, organization, size and governance of the Board and its committees; determine future requirements; make recommendations to the Board concerning the appointment of directors to committees of the Board, and recommend the selection of chairs of committees of the Board.

A-1

(2)   Determine the desired qualifications, expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes. Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

(3)   Oversee the Board’s performance evaluation process, including conducting surveys of director observations, suggestions and preferences. The Corporate Governance and Nominating Committee shall also evaluate the participation of members of the Board in continuing education activities in accordance with NYSE rules.

(4)   Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

(5)   Evaluate and recommend termination of service of individual members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons.

(6)   Coordinate with the Compensation Committee of the Board the desired qualifications, expertise and characteristics for the principal executive officers of the Company. Review with the CEO succession planning for key management and recommend approval of principal executive officers for the Company.

(7)   Make regular written reports to the Board.

(8)   Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(9)   Review annually the Company’s corporate governance guidelines and ethics policy and make recommendations to the Board with respect to any proposed changes.

(10) Coordinate with the Audit Committee of the Board the establishment of procedures for the implementation of the Company’s ethics policy and corporate governance guidelines, the receipt, retention and treatment of complaints received by the Company under the policy (including the confidential anonymous submission by employees of the Company’s concerns) and the receipt, retention and treatment of direct inquiries by shareholders of the Company.

(11) Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(12) Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including director search firms.

4.                 MEETING AND MINUTES

(1)   The Committee will meet at least twice annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

(2)   The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-2

APPENDIX B

CHARTER OF THE
COMPENSATION AND STOCK OPTIONS COMMITTEE OF
INTERNATIONAL RECTIFIER CORPORATION

1.                 PURPOSE

The purpose of the Compensation and Stock Options Committee (the “Committee”) of International Rectifier Corporation (the “Company”) is to help to ensure that the executive officers of the Company and its subsidiaries are compensated in a manner consistent with the compensation strategy of the Company determined by the Board of Directors (the “Board”), treatment of all executive officers in an equitable and consistent manner, the Company’s need to compete in recruiting and retaining qualified executive officers, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to the stockholders the compensation policies of the Company and the method for establishing compensation for the Chief Executive Officer (“CEO”) and the other executive officers of the Company. To carry out this purpose, the Committee shall:

(1)   Review and approve corporate goals and objectives relevant to compensation of the executive officers.

(2)   Evaluate the performance of the executive officers in light of those goals and objectives.

(3)   Determine and approve the compensation level of the executive officers based on this evaluation.

(4)   Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

2.                 COMMITTEE MEMBERSHIP AND ORGANIZATION

The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be “independent” as defined by the rules of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”). In addition, each member shall be a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and shall satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

This Committee shall communicate with and work closely with the Board.

3.                 COMMITTEE RESPONSIBILITIES AND AUTHORITY

To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any consulting firm used to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve the consulting firm’s fees and other retention terms.

(1)   Review from time to time and approve the Company’s compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

(2)   Determine all elements of compensation for the executive officers.

(3)   Determine the long-term incentive component of compensation for the executive officers based on a consideration of the Company’s performance and relative shareholder return, the value of similar incentive awards to executive officers of comparable companies, and the awards each executive officer has received in past years.

(4)   Annually review the performance of the CEO and the executive officers of the Company, and report on the Committee’s review to the Board and the CEO.

(5)   Produce the annual Board Compensation Committee Report to Stockholders on the factors and criteria on which the compensation for the CEO and other executive officers in the last year was based, to be included in the Company’s proxy statement for its annual meeting or Annual Report on Form 10-K filed with the SEC.

(6)   Develop the Company’s incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

(7)   Recommend and approve, subject to submission to stockholders when appropriate, all new equity-related incentive plans

(8)   Determine eligibility for awards under the Company’s incentive compensation plans and the terms under which awards are granted.

(9)   Allocate awards under the Company’s incentive compensation plans, provided that the Committee may delegate to the CEO or another executive officer the authority to allocate stock options among employees who are not executive officers, subject to applicable law and the limits and guidelines established by the Committee.

(10) Assure that the Company’s executive incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company’s incentive compensation strategy.

(11) Approve annual retainer and meeting fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board.

(12) Review the Company’s employee benefit programs and approve changes subject, where appropriate, to stockholder or Board approval.

(13) Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including consulting firms, to assist in the evaluation of director, CEO or senior executive compensation.

(14) Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

(15) Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(16) Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(17) Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company or the Chairman of the Board of Directors, or as designated in compensation plan documents.

4.                 MEETING AND MINUTES

(1)   The Committee will meet at least twice annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

(2)   The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Los Angeles Area Freeway System

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Santa Monica
LAX
El Segundo
Downtown Los Angeles
Long Beach
Newport Beach
San Clemente
Corona
Riverside
Lake Elsinore
Temecula
HEXFET America
See Insert
To San Diego
HEXFET America
Business Park Dr.
Front St.
15
Rancho California Road
I –15 to Rancho California Road exit, turn west at off ramp
Cross intersection of Front St.
Enter Rancho California Business Park, turn right at Business Park Drive to HEXFET *America* building on left

INTERNATIONAL RECTIFIER CORPORATION 233 KANSAS STREET EL SEGUNDO, CA 90245

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 19, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by INTERNATIONAL RECTIFIER CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 19, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to INTERNATIONAL RECTIFIER CORPORATION, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	☒	INTRC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL RECTIFIER CORPORATION

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals. Vote on Directors
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

1.	Election of Directors	☐	☐	☐

Nominees: 01) James D. Plummer
02) Robert S. Attiyeh
03) Philip M. Neches

Vote on Proposals					For	Against	Abstain

2.	Ratification of PricewaterhouseCoopers LLP as an independent registered public accounting firm of the Company to serve for fiscal year 2007.				☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast!			PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Enroll today at www.investordelivery.com for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

For address change/comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

PROXY

INTERNATIONAL RECTIFIER CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting November 20, 2006

The undersigned hereby constitutes and appoints Eric Lidow and Donald R. Dancer, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Rectifier Corporation to be held at the HEXFET America facility of the Company, 41915 Business Park Drive, Temecula, California, at 10:00 a.m., Pacific Standard Time, on the 20th day of November, 2006 and at any adjournment thereof, on all matters coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Address Change/Comments:

(If you noted any Address Change/Comments above, please mark corresponding box on the reverse side.)

INTERNATIONAL RECTIFIER CORPORATION 233 KANSAS STREET EL SEGUNDO, CA 90245

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 19, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by INTERNATIONAL RECTIFIER CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 19, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to INTERNATIONAL RECTIFIER CORPORATION, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒	INTRC4	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL RECTIFIER CORPORATION

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals. Vote on Directors
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

1.	Election of Directors	☐	☐	☐

Nominees: 01) James D. Plummer
02) Robert S. Attiyeh
03) Philip M. Neches

Vote on Proposal					For	Against	Abstain

2.	Ratification of PricewaterhouseCoopers LLP as an independent registered public accounting firm of the Company to serve for fiscal year 2007.				☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast!			PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Enroll today at www.investordelivery.com for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

For address change/comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

PROXY

INTERNATIONAL RECTIFIER CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 20, 2006 THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the International Rectifier Corporation Retirement Saving Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of International Rectifier Corporation credited to the account at the Annual Shareholder Meeting to be held on November 20, 2006.

The shares credited to the account will be voted as directed. If the card is not signed, or if the card is not received by November 15, 2006, the shares credited to the account will not be voted.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Address Change/Comments:

(If you noted any Address Change/Comments above, please mark corresponding box on the reverse side.)